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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

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                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

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                             DECEMBER 21, 2005
                               Date of Report

                             DECEMBER 19, 2005
                      Date of Earliest Event Reported

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                           TELEWEST GLOBAL, INC.
           (Exact name of registrant as specified in its charter)

       DELAWARE                 000-50886                   59-3778247
   (State or other      (Commission File Number)         (I.R.S. Employer
   jurisdiction of                                      Identification No.)
   incorporation or
    organization)
                         160 GREAT PORTLAND STREET
                       LONDON W1W 5QA, UNITED KINGDOM
                  (Address of principal executive offices)

                              +44-20-7299-5000
            (Registrant's telephone number, including area code)

                               NOT APPLICABLE
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 19, 2005, the Company agreed to amend the terms of outstanding nonqualified stock options held by each of Anthony (Cob) W.P. Stenham, its Chairman; Eric J. Tveter, its President and Chief Operating Officer; Stephen S. Cook, its Vice President, Group Strategy Director and General Counsel; and Neil R. Smith, its Vice President and Chief Financial Officer. Each of these individuals holds options to purchase shares of common stock of the Company with an exercise price of $0.01 per share. The amendment provides that, as to any portion of the options that vests in 2005, the holder will exercise that portion of the option on or before March 15, 2006. The amendment to these options provides further that, as to any portion of the options that vests in 2006 or in a later calendar year, the holder will exercise that portion of the option on the day of vesting. In order to facilitate these exercises, the Company will, at the holder's request, deduct from the number of shares to be issued upon any such exercise a number of shares of common stock with a fair market value equal to the taxes required to be withheld by reason of the exercise. The purpose of these amendments is to cause the options so amended to comply with
Section 409A of the U.S. Internal Revenue Code of 1986, as amended. The terms and conditions of the amendment of the applicable options are evidenced by the form of Amendment to Nonqualified Stock Option Agreement attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01.  EXHIBITS

EXHIBIT           DESCRIPTION
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10.1              Form of Amendment to Nonqualified Stock Option Agreement,
                  dated as of December 19, 2005

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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

        Date:  December 20, 2005

                                              TELEWEST GLOBAL, INC.

                                              By:   /s/Clive Burns
                                                 ---------------------------
                                                 Name:  Clive Burns
                                                 Title: Company Secretary

                               EXHIBIT INDEX

EXHIBIT           DESCRIPTION
----------------- ------------------------------------------------------------
10.1              Form of Amendment to Nonqualified Stock Option Agreement,
                  dated as of December 19, 2005